UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2017

AMN HEALTHCARE SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-16753	06-1500476
(Commission File Number)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive, Suite 100

San Diego, California 92130

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (866) 871-8519

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) The Board of Directors of AMN Healthcare Services, Inc. (the “Company”) previously approved, subject to stockholder approval, the AMN Healthcare 2017 Equity Plan (the “Equity Plan”). The Company’s stockholders approved the Equity Plan at the Annual Meeting of Stockholders (the “Annual Meeting”). A more detailed summary of the material terms of the Equity Plan appears on pages 54 – 61 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 9, 2017 (the “2017 Proxy Statement”). The foregoing description of the Equity Plan is qualified in its entirety by reference to the full text of the Equity Plan, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

The Board of Directors of the Company previously approved, subject to stockholder approval, the AMN Healthcare 2017 Senior Executive Incentive Bonus Plan (the “Bonus Plan”). The Company’s stockholders approved the Bonus Plan at the Annual Meeting. A more detailed summary of the material terms of the Bonus Plan appears on pages 51 – 53 of the 2017 Proxy Statement. The foregoing description of the Bonus Plan is qualified in its entirety by reference to the full text of the Bonus Plan, which is filed as Exhibit 10.2 hereto, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On April 19, 2017, AMN Healthcare Services, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”).

(b) The following items of business were voted upon by the Company’s stockholders at the Annual Meeting:

1.	Each of the Board of Directors’ nominees for director was elected to serve until the next Annual Meeting or until their successors are duly elected and qualified, by the vote set forth in the table immediately below:

Director	For	Against	Abstain	Broker Non-Votes
Mark G. Foletta	40,266,138	265,752	15,998	4,365,906
R. Jeffrey Harris	39,663,505	869,167	15,216	4,365,906
Michael M.E. Johns, M.D.	39,844,115	689,410	14,363	4,365,906
Martha H. Marsh	39,750,208	782,785	14,895	4,365,906
Susan R. Salka	40,199,172	334,221	14,495	4,365,906
Andrew M. Stern	39,622,556	909,414	15,918	4,365,906
Paul E. Weaver	39,741,606	790,857	15,425	4,365,906
Douglas D. Wheat	39,797,846	734,485	15,557	4,365,906

2.	The compensation of named executive officers was approved, on an advisory (non-binding) basis, by the vote set forth in the table immediately below:

For	Against	Abstain	Broker Non-Votes
38,950,567	1,289,059	308,262	4,365,906

3.	The frequency of an advisory vote on executive compensation, on an advisory (non-binding) basis, was recommended every one year, by the vote set forth in the table immediately below:

1 Year	2 Years	3 Years	Abstain
34,720,580	49,913	5,749,419	27,976

Based on the approval of one year as the frequency of an advisory vote on the compensation of the Company’s named executive officers, the Board of Directors has determined that it will hold an advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of such an advisory vote.

4.	The AMN Healthcare 2017 Senior Executive Incentive Bonus Plan was approved by the vote set forth in the table immediately below:

For	Against	Abstain	Broker Non-Votes
39,357,155	1,149,520	41,213	4,365,906

5.	The AMN Healthcare 2017 Equity Plan was approved by the vote set forth in the table immediately below:

For	Against	Abstain	Broker Non-Votes
38,680,407	1,824,095	43,386	4,365,906

6.	The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified by the vote set forth in the table immediately below:

For	Against	Abstain	Broker Non-Votes
43,681,654	1,191,469	40,671	0

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	AMN Healthcare 2017 Equity Plan.

10.2	AMN Healthcare 2017 Senior Executive Incentive Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: April 25, 2017	By:	/s/ Susan R. Salka
Susan R. Salka
President & Chief Executive Officer